UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2010

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky (State or Other Jurisdiction of Incorporation)	001-33998 (Commission File Number)	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2010, Steven P. Sexton gave notice of his resignation from his positions as Executive Vice President of Churchill Downs Incorporated and President of Churchill Downs Entertainment, effective on November 12, 2010. A copy of the press release announcing Mr. Sexton’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 6, 2010 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

October 6, 2010	By:	/s/ Rebecca C. Reed
Rebecca C. Reed
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 6, 2010 issued by Churchill Downs Incorporated.